HARROW HEALTH | INC.

Corporate Presentation | January 2022

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic and any future health epidemics on Harrow's financial condition, liquidity and results of operations; the Company's ability to gain market approval (i.e., FDA) of its drug candidates; the Company's ability to make commercially available its formulations, drug candidates and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; risks related to Harrow's compounding pharmacy operations; the Company's ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation may refer to non-GAAP financial measures, specifically adjusted EBITDA and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website, and as an annex to this presentation.

Harrow Health, Inc.

- *The only U.S. ophthalmic-focused pharmaceutical company to provide both branded FDA-approved products and cGMP compounded formulations, serving more than 10,000 doctors, hospitals and ASCs.*
- **53% revenue growth rate (2021 vs. 2020 3Q YTD).**
- **776% adjusted EBITDA growth (2021 vs. 2020 3Q YTD).**
- **Last offering of common stock to raise capital was in 2017.**
- Growth strategy leverages our market-leading ImprimisRx brand through organic and inorganic growth.
- With proceeds from an $85 million non-dilutive financing (during 2021), Harrow recently acquired:
  - U.S. and Canada rights to AMP-100, an anesthetic drug candidate for intraoperative ocular pain;
  - U.S. and Canada rights to MAQ-100, a drug candidate for visualization of the vitreous during vitrectomy;
  - U.S. rights to four branded eye drops – IOPIDINE® 1% and 0.5%, MAXITROL® suspension, and MOXEZA®; and
  - U.S. sales and marketing for DEXYCU®; expanded commercial alliance with EyePoint Pharmaceuticals.
- Growth strategy expected to generate exceptional shareholder value, transforming Harrow into the next great U.S. ophthalmic pharmaceutical company.

Harrow's ImprimisRx Platform

- A vertically integrated FDA-registered ophthalmic pharmaceutical brand, consisting of integrated national sales and customer service teams, automated cGMP drug compounding facilities, and an efficient, scalable, and tech-enabled national distribution platform, including a 50-state mail order pharmacy.
- ImprimisRx's ~40 SKUs serve large and growing surgical and chronic eyecare markets:
  - 5.5 million annual ocular surgeries;[1]
  - 8+ million intravitreal injections;[2]
  - 16+ million U.S. dry eye disease patients;[3] and
  - 3+ million U.S. glaucoma patients.[4]
- Product lines supported by 60+ patents and peer-reviewed literature.
- Service 4,000+ monthly accounts of over 10,000 prescribers and institutions.
- Net Promoter Score ranked consistently in 80s and 90s throughout 2020 and 2021.

[1] According to a 2019 report by *Market Scope*, a third-party provider of market data.
[2] According to a September 2021 report by *Market Scope*.
[3] Farrand KF, Fridman M, Stillman IO, Schaumberg DA. Prevalence of Diagnosed Dry Eye Disease in the United States Among Adults Aged 18 Years and Older. Am J Ophthalmol 2017;182:90-8.
[4] According to Glaucoma Research Foundation: https://www.glaucoma.org/about/fast-facts-glaucoma-research-foundation.php.

HARROW HEALTH INC.

Harrow's Simple Approach


MD/Hospital Prescription
HARROW HEALTH INC.
Nationwide Production and Dispensing at Harrow-Owned Facilities
MD Office, Hospital or ASC
Patient

- Cash-pay focused; *now* integrating high-value reimbursable FDA-approved products.
- We seek to disintermediate all "middlemen" in the traditional value chain.
- We eschew prior authorizations, formulary rejections, coupons, and discount cards.
- ***We make pharmaceuticals and pharmacy simple and transparent.***

YTD Record Revenues, Gross Margin and Assets

(Revenues and Assets in Thousands)


34%
46%
51%
50%
60%
67%
70%
75%
$1,660
$10,242
$9,716
$14,131
$19,942
$27,247
$26,774
$23,917
$41,372
$49,451
$51,165
$59,085
$48,871
$57,474
$52,300
$102,801
2014
2015
2016
2017
2018
2019
2020
3Q YTD 2021
Consolidated Revenues
Assets
Gross Margin

HARROW HEALTH INC.

Adjusted E(L)BITDA Growth and Expense Control

(Dollars in Thousands)



199%
130%
95%
73%
77%
70%
68%
$(10,000)
$(10,000)
$(7,000)
$200
$4,600
$5,700
$14,900
2015
2016
2017
2018
2019
2020
3Q YTD 2021
Adjusted E(L)BITDA
Operating Expense as a % of Revenue

HARROW HEALTH INC.

Crossing the Bridge

HARROW HEALTH | INC.



Becoming the Next Great U.S. Ophthalmic Pharmaceutical Company

- Continued organic revenue growth.
- Developing late–stage product candidates.
- Forming new commercial partnerships.
- Selling recently acquired FDA-approved drugs.

Adding High-Value FDA-Approved Products

- In 2021, we raised $85 million (sale of $10 million in Eton stock and $75 million in unsecured senior notes):
  - Purchased U.S. and Canada rights to AMP-100 (NDA on file with FDA):
    - If approved, commercial focus will be ophthalmic procedures requiring the eye to be anesthetized.
    - 12.5 million annualized volume run rate for U.S. cataract surgeries and intravitreal injections.[1]
  - Purchased U.S. and Canada rights to MAQ-100 (sold in Japan since 2010 under the name of MaQaid®):
    - Interested in leveraging Japanese data for a U.S. market filing.
    - 1Q22 FDA meeting expected; finalize development plan (visualization of vitreous during vitrectomy).
    - 400,000 annualized procedure run rate.[1]
  - Expanded commercial alliance with EyePoint for U.S. sales and marketing activities for DEXYCU®.
  - Purchased U.S. rights to four "work-horse" ophthalmic branded products, which we intend to revitalize:
    - IOPIDINE® 1% and 0.5% (apraclonidine hydrochloride);
    - MAXITROL® (neomycin and polymyxin B sulfate and dexamethasone) 3.5mg/10,000 units/0.1%; and
    - MOXEZA® 0.5% (moxifloxacin hydrochloride).

[1] According to a September 2021 report by *Market Scope*.

Value Inflection Timing

Submitted NDA for AMP-100

Revenues from Newly acquired branded portfolio
(IOPIDINE®; MAXITROL®; MOXEZA®)

Expected Fortisite™ commercial launch

Expected Phase 2 Readouts
(SURF-100; MELT-300)

Expected AMP-100 FDA approval

Expected AMP-100 commercial launch

4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023

Expected meeting with FDA to discuss MAQ-100 and leveraging Japanese market data

Expected MAQ-100 commercial launch

HARROW HEALTH INC.

Royalty Pipeline

- ➢ Surface Ophthalmics and Melt Pharmaceuticals were founded as Harrow Health subsidiaries.
- ➢ Surface was carved out in May 2018 and Melt was carved out in February 2019.
- ➢ Harrow owns:
  - ➢ Equity in Surface and Melt (20% and 46%, respectively);
  - ➢ $13.5M senior secured note and ROFR on 3rd party commercialization rights of Melts products; and
  - ➢ Royalty rights on Surface's SURF-100, 200, 201 and Melt's MELT-300 drug candidates.

	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA Filed
SURF-201 **Prevention of post-cataract surgery inflammation**					
SURF-200 **Treatment of acute dry eye disease**					
SURF-100 **Treatment of chronic dry eye disease**					
MELT-300 **Procedural sedation and analgesia**					

Harrow Health, Inc.

- *2022 expectations*: Growing revenues, stable gross margins and OpEx/revenue ratio.
- Completed seven accretive/consequential deals during last 18 months.
- Revenues expected to more than double within a few years of product launch, with an improving gross margin profile, when newly acquired/licensed products are approved.
- Strengthened cash position is expected to sufficiently fund expected growth.
- Additional accretive business development and acquisition activities are underway.
- Balance sheet bolstered by large equity positions and royalties connected to Surface and Melt.
- Management is aligned with common stock shareholders with market-based vesting stock grants.
- *Positioned to be high growth and profitable; and the next great U.S. ophthalmic pharmaceutical company.*

102 Woodmont Blvd., Ste 610
Nashville, Tennessee 37205
www.HarrowInc.com

Jamie Webb
Director of Communications and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737